www.nblenergy.com NYSE: NBL Multi-year Outlook February 2018

www.nblenergy.com NYSE: NBL 2 Strategy to Enhance Value Blueprint to delivering leading total shareholder returns Peer-leading Cash Flow Per Debt-adjusted Share Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Relentless Focus on Capital Efficiency and Corporate Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Incentive Plans Aligned with Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Financial Strength – Low Leverage and High Flexibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Committed to Stakeholders and the Environment

www.nblenergy.com NYSE: NBL 3 NBL Strategy Assets. Execution. Results. Delivering Value to Shareholders • Peer-leading Debt-adjusted Per Share Growth • Double-digit Corporate Returns from High-margin Assets • Reduce Outstanding Shares Through Repurchase Program • Dividend Growth with Cash Flow • Compensation Plans Aligned with Shareholders Maintain Top Tier, High-quality Portfolio of Investment Options • Actively manage portfolio to capture full value • Diversification of play type and geography for investment flexibility • High-impact exploration portfolio with low capital commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Deliver Industry-leading Development of U.S. Onshore Assets (USO) • Double-digit annual USO growth from multiple oil basins • Superior performance relative to peers • Enhanced value through midstream integration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Maximize Value From World-class EMed Assets • Doubling EMed volumes and cash flows by 2020 • Fully funded Leviathan and generating asset-level free cash flow(1) • Visibility for capital efficient expansion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. Ensure Robust Financial Capacity • Disciplined capital investment to high-margin, high-return opportunities • Investment Grade Credit rating • Sustainable organic free cash flows(1) (1) Term defined in appendix.

www.nblenergy.com NYSE: NBL 4 Portfolio Transformation Enhanced focus on high-margin assets with strengthened financial position Strategic Actions Entered liquids-rich Eagle Ford and Delaware Basin through ROSE Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Achieved Core Delaware Scale with CWEI Acquisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Optimized DJ Basin Position through Acreage Exchanges and Generated Over $1 B in Tail Inventory Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Sanctioned Initial Phase of Leviathan Development . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Exited Marcellus Upstream and Midstream, Accelerating Value of Assets Not Attracting Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Exited Gulf of Mexico, Accelerating Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Maintained Investment Grade Credit Rating 2020E 2018E 2015 0% 25% 50% 75% 100% USO Liquids EMed USO Gas Other Increased USO Liquids and EMed Mix from 40% to 70% of Total Production Reduced Debt ~$2 B Since 2015 2 4 6 8 10 YE15 YE17 $B CWEI Assumed Debt Debt Retirement

Multi-year Outlook Key Highlights

www.nblenergy.com | NYSE: NBL

Delivering leading performance and strong returns to shareholders

Enhanced Shareholder Return

- Board authorized $750 MM share repurchase program
- Progressive dividend growth with cash flow expansion

Leading Performance Outcomes (2018-2020)	At $50	At Strip
Cumulative Excess Cash Flow[1]	~$1.5 B	~$3.0 B
Cash Flow From Operations CAGR[2]	~35%	~40%
2020 Sales Volumes	~525 MBoe/d	~525 MBoe/d
Net Debt / EBITDA[1]	< 1.5x in 2020	< 1.5x in 2019
ROACE[1] in 2020	~10%	~11%

See price deck in appendix. (1) Term defined in appendix.
(2) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome.

noble energy | 5

www.nblenergy.com NYSE: NBL 6 Outlook Through 2020 Key changes from January 2017 plan (1) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome. Planning for $50 long-term Decrease of $5 WTI/Brent Liquids Now ~70% USO Volumes Exited Marcellus Sanctioned Leviathan Increased 2020 gross volumes to ~800 MMcf/d Announced Share Repurchase Program Totaling $750 MM USO Type Curves Average Increase 15-25% 2018-2020 Cash Flow From Operations CAGR(1) Up ~10% points

www.nblenergy.com NYSE: NBL 2020 Outcomes Improved: Current vs. Prior Plan Price normalized to $50 Current Plan January 2017 Plan ~25% Reduction ~30% Increase Total Company Cash Margin(1) USO Liquids + EMed Volume (% of Total) ~20% Increase Unit Operating Costs(2) 7 Portfolio Optimization and Execution Driving Margin Expansion Substantial enhancement from January 2017 plan Capital Deployed to High-margin, High-return USO and EMed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Divestment of Lower-margin Marcellus Assets Which Comprised 12% of 2020 Volumes in Prior Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Lease Operating Expense Trends Significantly Below $4 per BOE from USO Efficiencies and EMed Mix (1) Term defined in appendix. (2) Includes lease operating expenses, gathering and transportation, production taxes and marketing expenses. 6.0 6.5 7.0 0 150 300 450 Productivity Increases Driving Same USO Volume on $500 MM Less Capital (Excludes Marcellus from all periods)MBoe/d $ B 2018E 2019E 2020E 2018E 2019E 2020E January 2017 Plan Current Plan Total USO Volumes 2018-2020 Cumulative Upstream Capital

www.nblenergy.com NYSE: NBL 8 Total Company Outlook to 2020 Cash flow accelerates faster than volumes Price deck defined in appendix. (1) See proforma divestment table in appendix. (2) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome. 0 1,500 3,000 4,500 Operating Cash Flow $MM 2017 Proforma(1) 2018E 2019E 2020E At $50 At Strip Pricing 0 150 300 450 600 Total Company Volumes MBoe/d 2017 Proforma(1) 2018E Guidance Midpoint 2019E 2020E 35% at $50 40%Operating Cash Flow CAGR(2) at Strip 20% 26% OilSales Volume CAGR(2) Total ~400 ~525 348303

www.nblenergy.com NYSE: NBL 9 Focused and Disciplined Capital Deployment USO and Leviathan driving growth to 2020 Over 95% of Total Capital Focused on High-margin, High-return USO and EMed Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Planned Capital Spend Assumes Same Activity at $50 and at Strip Pricing Scenarios . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . USO Volumes Expected to Grow at a 25% CAGR(1) to ~400 MBoe/d in 2020, Led by Delaware and DJ Basins MBoe/d (1) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome. (2) Excludes NBLX-funded capital. (3) See proforma divestment table in appendix. 0 125 250 375 500 2017 Proforma 2018E 2019E 2020E USO and EMed Volumes 25% CAGR(1) USO Upstream EMed Other USO EMed 0 1,000 2,000 3,000 2017 2018E 2019E 2020E NBL Capital(2)$MM (3)

2018-2020 Cash Flow Sources and Uses Outlook

www.nblenergy.com | NYSE: NBL

Returning substantial cash to shareholders

Excess Cash Flow Created


~$11.5 B
~$10 B
$3 B at Strip
$1.5 B at $50
Sources at $50
Uses
Excess Cash Flow(1)

	Included in Consolidated Sources and Uses
Sources	Cash Flow From Operations (including existing hedges), Planned Asset Proceeds and Midstream Monetizations
Uses	NBL Capital, NBLX Capital, Dividends/Distributions

Uses Include Current Dividend, ~$600 MM Cumulative

- Anticipate dividend growth with cash flow growth

$1.5 B Excess Cash Flow[1] at $50 WTI

- Returning 50% to shareholders through Board approved $750 MM share repurchase plan
- $600 MM NBL debt reduction planned

Actively Hedging Crude for 2018 and 2019

With Additional Cash Flow, Will Prioritize Opportunities to Maximize Shareholder Value:

- Additional share repurchases and dividend increases
- Incremental activity that increases cash flow per debt-adjusted share growth and NAV

Price deck defined in appendix.
(1) Term defined in appendix.

noble energy | 10

Evolution of Executive Incentive Plan

www.nblenergy.com | NYSE: NBL

Compensation aligned with shareholder interests to drive superior returns

Short-term Incentive Plan

Quantitative Metrics (60%)	Pre-downturn	Current
Cash Costs	15%	20%
Free Cash Flow	0%	15%
Onshore Rate of Return	0%	15%
Sales Volumes	15%	10%
Discretionary Cash Flow	15%	0%
Relative TSR	15%	0%

Qualitative Metrics (40%) Include:

- Safety / Environmental Performance
- Total / Relative Shareholder Return
- ROACE / CROCI
- Cash Flow per Debt-adjusted Share
- Strategic Initiatives
- Reserves / Exploration

Long-term Incentive Plan Based on Relative Total Shareholder Return

- Payout limited if no positive absolute TSR generated
- Increased performance unit weighting to 50%

See proxy for further details.

noble energy | 11

Sustainable Potential Beyond 2020

Delivering long-term value for shareholders

www.nblenergy.com | NYSE: NBL

Focused Outcomes at $50	NBL in 2020	NBL 2021-2023[2]
Organic Free Cash Flows[1]	~$750 MM	~$1.7 B annual average
Double-digit Corporate Returns	~10% ROACE[1]	11-15% ROACE[1] annually
Estimated Sales Volumes	~525 MBoe/d	~625 MBoe/d in 2023
Balance Sheet Strength	< 1.5x net debt to EBITDA[1]	< 1.5x net debt to EBITDA[1]

Price deck defined in appendix.
(1) Term defined in appendix.
(2) Does not currently include potential impact from additional offshore major project investments.

noble energy | 12

www.nblenergy.com NYSE: NBL 13 Operations Outlook

www.nblenergy.com | NYSE: NBL

U.S. Onshore

Premier assets and proven operational execution

Multiple Decades of High-return Inventory in Liquids-rich, Low Cost Basins

Industry-leading Well Performance: 2,000+ Horizontal Wells and Continuous Improvement Culture

Integrated Upstream and Midstream Development

Safety and Environmental Stewardship

4+ BBoe net unrisked resources	**~6,500** future drilling locations
~45-85% BTAX ROR at $50 across near-term development areas	**31%** oil CAGR[(1)] to 2020


DJ Basin
335,000 net acres; 79% avg. WI
2,350 gross locations
9,800' average lateral length
1.7 BBoe net unrisked resources
Delaware, Permian Basin
117,000 net acres; 73% avg. WI
3,800 gross locations
7,800' average lateral length
2 BBoe net unrisked resources
Eagle Ford
33,000 net acres; 100% avg. WI
320 gross locations
6,400' average lateral length
400 MMBoe net unrisked resources

Price deck defined in appendix.
(1) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome.

noble energy | 14

www.nblenergy.com NYSE: NBL 15 Robust USO Portfolio Outlook 2018-2020 ~$900 MM cumulative free cash flow(2) at $50; incremental > $1 B at strip Asset-level Free Cash Flow (2) Cum. 2018-2020 Volume CAGR(1) to 2020 Delaware: Growth Engine > 75% Neutral DJ Basin: Growth While Generating Cash > 15% ~$500 MM Eagle Ford: Cash Engine Flat ~$370 MM Delaware DJ Basin Eagle Ford Upstream Capital Allocation ~$6.5 B Cumulative 2018-2020 Total USO CAGR(1) to 2020 25 % USO Oil CAGR(1) to 2020 31 % USO Asset Portfolio Price deck defined in appendix. (1) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome. (2) Term defined in appendix.

www.nblenergy.com NYSE: NBL 16 Focused USO Portfolio Driving Capital Efficiency Significant enhancement in Texas and Colorado 6.0 6.5 7.0 0 150 300 450 MBoe/d $ B 2018E 2019E 2020E 2018E 2019E 2020E January 2017 Plan Current Plan Total USO Volumes 2018-2020 Cumulative Upstream Capital Increased Productivity in DJ Basin • Type curves up by 25% on average in near-term focus areas • Optimizing completion design, cluster and stage spacing • Achieving same annual volume targets from significantly fewer wells online . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Enhanced Delaware Basin Capital Efficiency • 20-25% increase in 3rd Bone Spring and Wolfcamp A Upper type curves • Maintained Wolfcamp A well costs, offsetting inflation and higher concentration with efficiencies and use of local sand • Achieved operational efficiencies through development mode Productivity Increases Driving Same USO Volume on $500 MM Less Capital (Excludes Marcellus from all periods)

www.nblenergy.com NYSE: NBL 17 Delaware Basin Stacked pay development in peer-leading oil position Contiguous Acreage Position in Core of the Southern Delaware . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Near-term Focus on Wolfcamp A & 3rd Bone Spring Co-development • Strong results from initial multi-zone tests confirm lateral and vertical spacing • Continue to test Wolfcamp B & C, encouraging initial results • 9,000 ft average lateral length over plan period • Integrated midstream supports upstream growth plans while increasing retained value Boe/d per 1,000 ft Basin Leading Oil Productivity Reeves County Wolfcamp A 3-Month Production(1) Total Equivalent Production (20:1)Oil Production (1) Source: RS Energy Group, Inc. analysis of public operators 2017 wells with 3 months production in currently available state data. Reflects gross 2-stream production data. Delaware Peers: BHP, CDEV, CXO, EOG, OXY, PDCE, PE, and REN 0 50 100 150 200 NBL NBL 58% Above Peer Oil Average 117,000 net acres; 73% avg. WI 3,800 gross locations 7,800’ average lateral length 2 BBoe net unrisked resources Delaware, Permian Basin Ward Pecos Reeves NBL Acreage 70% NBL Oil Avg.

www.nblenergy.com NYSE: NBL 0 50 100 150 200 0 20 40 60 80 100 Days on Production 2017 Average New Type Curve 1,400 MBoe Prior Blended Type Curve 1,100 MBoe 0 50 100 150 200 0 20 40 60 80 100 Days on Production 2017 Average New Type Curve 1,100 MBoe Prior Blended Type Curve 1,100 MBoe 0 50 100 150 200 0 20 40 60 80 100 Days on Production 2017 Average New Type Curve 1,100 MBoe Prior Type Curve 920 MBoe 18 Exceptional Delaware Basin Economics Enhanced completions driving type curve increase Well economics based on 100% WI, 75% NRI. Well costs and economics fully burdened with allocated facilities. Wolfcamp A assumes 3,000 lbs/ft proppant and slickwater completion. 3rd Bone Spring assumes 800 lbs/ft proppant and hybrid gel completion. (1) Drilling and completion capital. (2) Blended Wolfcamp A type curve from CWEI and legacy NBL acreage. 3rd Bone Spring 1.1 MMBoe Type Curve – Up 20% Wolfcamp A Upper 1.4 MMBoe Type Curve – Up 25% Wolfcamp A Lower 1.1 MMBoe Type Curve Cum. MBoe ~80% BTAX ROR at $50 7,500 ft lateral; 70% Oil $6.5 MM D&C(1) Cum. MBoeCum. MBoe (2) (2) ~50% BTAX ROR at $50 7,500 ft lateral; 70% Oil $8.2 MM D&C(1) ~85% BTAX ROR at $50 7,500 ft lateral; 70% Oil $8.2 MM D&C(1)

www.nblenergy.com NYSE: NBL 19 Message #1 NBL Execution Driving More Value per Well • Enhanced completions delivering increased recovery and lower development cost per BOE • Increased BTAX NPV10 > 20% since CWEI acquisition (at $50) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Achieving Significant Operating Efficiencies in Development Mode • Reduced completion cost per foot by 10% while increasing proppant concentration(1) • Reduced drilling cost per lateral foot(1) by 17% while increasing average lateral length(1) by ~60% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Infrastructure Build-out Supports Capital-efficient Growth • 3 new CGFs online in 2018 (2 located in legacy CWEI acreage) including integrated water recycling and disposal • Locked in competitive rates for long-haul crude transfer to premium-priced markets, without volume commitments Driving Value from Delaware Expansion Delivering above acquisition case (1) Compares NBL 2017 drilling data on CWEI acreage vs. pre-acquisition CWEI wells. (2) Normalized to 7,500 ft lateral. 825 1,000 1,100 1,400 CWEI Acquisition Type Curves Increased Wolfcamp A Lower Type Curve Increased Wolfcamp A Upper Type Curve ROSE Acquisition Type Curves(2) Increased Wolfcamp A Recovery (MBoe) While Maintaining Well Costs Drilling Advancements since CWEI Acquisition 0 1 2 3 4 5 CWEI(1) NBL Drilling days per 1,000 ft lateral 50% Reduction

www.nblenergy.com NYSE: NBL Weld Wells Ranch East Pony Mustang 0 25 50 75 100 20 DJ Basin Contiguous, liquids-rich position Strategically Focused in Liquids-rich Area, Ideal for IDP Development • Acreage trades since 2013 blocked up core position in rural areas • > $1 B divestment proceeds since 2016, accelerated value from tail-inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Enhanced Completions Increasing Recovery and Driving Oil Outperformance • Maximizing oil production in Wells Ranch and East Pony federal development • First Mustang wells online mid-year 2018, focused on low GOR areas Boe/d per 1,000 ft Total Equivalent Production (20:1)Oil Production NBL > 150% Above Peer Oil Average NBL Basin Leading Oil Productivity Weld County 3-Month Production(1)NBL Acreage Municipalities LowGOR: Mid High (1) Source: RS Energy Group, Inc. analysis of public operators 2017 wells with 3 months production in currently available state data. Reflects gross 2-stream production data. DJ Basin Peers: APC, BBG, PDCE, SRCI, WLL, and XOG 335,000 net acres; 79% avg. WI 2,350 gross locations 9,800’ average lateral length 1.7 BBoe net unrisked resources DJ Basin

www.nblenergy.com NYSE: NBL 0 50 100 150 200 250 0 50 100 150 200 Days on Production New Type Curve 1,300 MBoe Prior Type Curve 975 MBoe 2016 Average - Moser Pad 0 50 100 150 200 0 50 100 150 200 Days on Production New Type Curve 1,200 MBoe Prior Type Curve 1,000 MBoe 2016 Average 2017 Average 21 Increased DJ Basin Productivity Enhanced completions driving type curve increase Type Curves Increased Across All Development Focus Areas • Wells Ranch type curve in-line with 2017 enhanced completion results • Increased Mustang type curve from Moser results (prior design) and learnings from similar reservoir characteristics in Wells Ranch . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2018-2020 Activity Focused in Wells Ranch and Mustang • Concentrated in low GOR areas, maintain 50+% DJ oil mix • Oil recovery per foot similar to or better than East Pony • Expect significant volume ramp late 2018 and through 2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Mustang IDP Will Be Culmination of USO Learnings to Date • Utilizing row development concept executed in Eagle Ford • Best in class, tankless facility design • Gas system protected through compression, applying Wells Ranch learnings Mustang: 1.3 MMBoe Type Curve – Up 30% Cum. MBoe Wells Ranch: 1.2 MMBoe Type Curve – Up 20%Cum. MBoe ~50% BTAX ROR at $50 9,500 ft lateral; 45% Oil $6.7 MM D&C(1) ~45% BTAX ROR at $50 9,500 ft lateral; 45% Oil $6.9 MM D&C(1) Well economics based on 100% WI, 80% NRI. Well costs and economics fully burdened with allocated facilities. Type curves assume 1,800 lbs/ft proppant and slickwater completion. (1) Drilling and completion capital.

Eagle Ford

www.nblenergy.com | NYSE: NBL

Multi-zone development driving free cash flow(1)


Dimmit
Webb
Gates Ranch
NBL Acreage

Eagle Ford
33,000 net acres; 100% avg. WI
320 gross locations
6,400' average lateral length
400 MMBoe net unrisked resources

Maximizing Cash Flows for USO Capital Deployment

- $370 MM cumulative asset-level free cash flow(1) through 2020

Production Flat Year Over Year Through 2020

- Cash flows benefitted by significant volume growth delivered in 2017
- Volumes expected to decline throughout 2018, and increase through 2019

Unlocking Upper Eagle Ford

- 2017 tests performing in-line with expectations

Near-term Activity Focused in North Gates Ranch

- Co-development of Lower and Upper Eagle Ford

(1) Term defined in appendix.

noble energy | 22

www.nblenergy.com NYSE: NBL 23 Integrated Business Approach Drives Low-risk, High-value Growth Midstream synergies + significant embedded midstream value potential in NBL • Low-cost, reliable water infrastructure supports efficient development • NBL’s ownership provides attractive drop down optionality • Delaware: 60% NBL ownership produced water gathering • NBL implementing fresh water delivery, water disposal and recycling • DJ: 75% NBL ownership of water infrastructure in Mustang; 75% NBL ownership in East Pony • Diversified marketing approach provides access to premium priced markets • DJ Basin: • NBLX connects to key takeaway outlets • Delaware: • NBLX’s Advantage crude pipeline provides access to Crane, TX and multiple downstream outlets • Acreage dedication to EPIC crude pipeline with access to Corpus Christi • NBL retains 30% / 15% option for ownership stakes in crude pipeline and NGL pipeline • Enables scalable growth at strategic aggregation points • Planned in-sync with upstream development, ensuring deliverability • NBL’s ownership provides attractive drop down optionality • Delaware: 60% NBL ownership • DJ: 75% NBL ownership in Mustang; 100% East Pony gas processing Water Services Business Centralized Gathering & Processing Basin Takeaway Capacity

www.nblenergy.com NYSE: NBL 24 EMed Outlook through 2020 Exceptional assets, margins and growth Long-life Assets with Minimal Decline in High-demand Region . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Tamar Reliably Fueling ~60% of Israel Power, with Leviathan Providing Additional Gas Source by End of 2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Increased Leviathan Gross Volume Expectation to 800 MMcf/d in 2020 Tamar 32.5% WI(1) Tamar SW 32.5% WI(1) Tel Aviv Ashdod Israel Egypt Aphrodite 35% WI Leviathan 39.7% WI Dor Discovery Existing Pipeline Planned Pipeline Field Development NBL Interests Producing 0 200 400 600 2017 2018E 2019E 2020E Israel Net Production Outlook Through 2020 MMcfe/d Net Production Divestiture Adjustment (1) Working interest as of February 20, 2018. Working interest will be 25% upon closing of the 7.5% sale by the end of the first quarter 2018. (2) Working interest of 39.66% in Leviathan and 25% in Tamar. (3) Term defined in appendix. (1,000) (500) - 500 1,000 1,500 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E Long-term Net Cash Flow Profile from Tamar and Leviathan(2) Capex Corporate Tax Profit Tax BTAX Operating Cash Flow $MM (3) 7.5% Tamar Sale ATAX

www.nblenergy.com NYSE: NBL 25 EMed Regional Demand Outpaces Supply World-class resources in a high-demand region Note: Data represents NBL estimates. Egypt forecast accounts for announced developments and discoveries. Israel Currently Utilizing Alternative Fuels (Coal, LNG, Diesel, HFO) for Power, Transportation and Industrial; Potential for Significant Increased Gas Demand • Conversion of existing fuels to natural gas could add up to ~350-500 MMcf/d • Additional ~100-200 MMcf/d anticipated in industrial and power demand market growth within the next 3-5 years 30% 40% 50% 60% 0 200 400 600 800 1,000 1,200 2013 2014 2015 2016 2017 Historic Israel Use Gas Production Displacing Reliance on Coal-fired Power DispatchMMcfe/d % of Power From Coal Existing Regional Discoveries Do Not Meet Projected Demand Growth • > 2 Bcf/d deficit in Egypt in 2020 growing to > 6 Bcf/d by 2025, despite recent developments • Latent Egypt domestic demand emerging • ~0.5 Bcf/d deficit in Jordan through 2025 Bcfe/d 0 1 2 3 4 5 6 7 2019E 2020E 2021E 2022E 2023E 2024E 2025E Unfulfilled Regional Demand Significant Regional Deficit Beyond Announced Developments Leviathan Contracts Israel Deficit Egypt Deficit Cyprus Deficit Jordan Deficit Leviathan Contracts Additional Regional Demand Gross Production % Power Supplied by Coal

EMed Regional Marketing Progress
www.nblenergy.com | NYSE: NBL

Executed Tamar and Leviathan export contracts to Egypt

Secured New Volume Commitments to Egypt with Dolphinus

- Combined up to 700 MMcf/d for 10 years and will supply industrial and petrochemical customers, and power generation

Leviathan Contract for Firm 350 MMcf/d at Start-up; Total Leviathan Volumes Under Contract Now 875 MMcf/d

- First sales agreement with Egyptian customer
- Total of all Leviathan contracts now estimated to be > $20 B in gross revenues or > 5x expected capital invested

Tamar Agreement Interruptible Up to 350 MMcf/d

- Seller's option to convert to firm contract, significant take or pay
- Dependent upon gas availability beyond existing customer obligations in Israel and Jordan
- Provides ability to fully utilize current installed Tamar capacity with pipeline connection


Platforms
Existing INGL
Under Construction INGL
Existing Tamar Pipeline
Existing Arab Gas Pipeline
Under Construction Arab Gas Pipeline
Existing EGAS Pipeline
Existing EMG Pipeline
Israel
Jordan
Egypt

Targeting 1 Bcf/d at Leviathan Start-up


Contracted
875
Target
1,000

noble energy | 26

www.nblenergy.com NYSE: NBLWest Africa Outlook through 2020 Maximizing value with new project upside 0 15 30 45 60 75 2017 2018E 2019E 2020E Net Volume Outlook Through 2020 MBoe/d Liquids Natural Gas Significant Cumulative Asset-level Free Cash Flow(1) of ~$600 MM through 2020 at $50 • Incremental > $200 MM at strip pricing • Strong global markets for methanol and liquefied products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2018 Maintenance at Alba Impacting 1Q18 Volumes • Gas decline in EG following peak production from the Alba compression project in 2016 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Progressing Negotiations with all Stakeholders to Monetize Significant Discovered Gas in EG and Cameroon • Potential monetization through existing or new regional LNG infrastructure (1) Term defined in appendix. 27 Equatorial Guinea Cameroon Aseng 40% WI Methanol Plant 45% WI LPG Plant 28% WI Bioko Island Alen 45% WI Alba Field 33% WI Producing NBL Interests Yoyo Yolanda Discoveries

www.nblenergy.com NYSE: NBL2018 Capital and Volume Outlook High-margin, high-return investment focus 2018 Capital Program In-line with 2017, Excluding Leviathan • ~$750 MM EMed program more than covered by Tamar cash flows and divestiture proceeds • Midstream capital more than covered by drop down plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . USO Volumes(2) Up > 20% on Flat Capital and USO Oil(2) Up ~30% • Growth driven primarily by Delaware Basin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2018 Proforma Volumes In-line With Prior Expectations • Announced divestitures account for 78 MBoe/d impact to 2017 reported volumes • West Africa lower by ~20% • Israel sales volumes up slightly, after adjusting for divestiture 0 100 200 300 400 2017 Actuals Divestment Impacts 2017 Proforma 2018 Proforma Divestment Impacts 2018 Guidance 2018 Volumes up 12% Proforma MBoe/d (78) 381 303 343-353 $2.7 - $2.9 B 2018 Capital(1) Program (1) Excludes NBLX funded capital expenditures. (2) See proforma divestment table in appendix. (3) Reflects full year impact of volumes through anticipated transactions closings. Marcellus 34 GOM 26 Other USO 6 Tamar 7.5% 10 EG Unitization 2 USO EMed Other USO EMed Other Midstream 28 333-343 Tamar 7.5% 2 GOM 8 10 (3)

www.nblenergy.com NYSE: NBL 29 Enhancing Value Delivering leading performance Committed to Return Value to Shareholders • Over $1.3 B to shareholders through dividend and share repurchases – additional dividend potential • Additional shareholder return potential at prices above $50 • 35% cash flow from operations CAGR(1) to 2020 at $50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Superior Operational Execution • Improving ROACE(2) to ~10% in 2020 and growing • 25% USO volume CAGR(1) to 2020, supported by peer-leading well performance • Leviathan tracking on time and on budget for start-up late next year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . High-quality Portfolio with Extensive Inventory Beyond 2020 • ~6,500 high-return, high-margin locations in onshore shale • World-class EMed assets with expansion opportunities See price deck in appendix. (1) For purposes of CAGR calculation, divestment-adjusted 2017 represents base for three-year plan outcome. (2) Term defined in appendix.

www.nblenergy.com NYSE: NBL 30 Appendix

www.nblenergy.com NYSE: NBL This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes“, "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual reports on Form 10-K, respectively, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We use certain terms in this presentation, such as “net unrisked resources” and “type curve” which are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our and Clayton Williams’ most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the attached schedules for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures. This presentation also contains a forward-looking non-GAAP financial measure, EBITDA (earnings before interest, taxes, depreciation and amortization). Due to the forward-looking nature of the aforementioned non-GAAP financial measure, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure at this asset level. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure. Amounts excluded from this non-GAAP measure in future periods could be significant. Management believes the aforementioned non-GAAP financial measure is a good tool for internal use and the investment community in evaluating Noble Energy’s overall financial performance. This non-GAAP measure is broadly used to value and compare companies in the crude oil and natural gas industry. Forward-Looking Statements and Other Matters 31

www.nblenergy.com NYSE: NBL 32 Period Base Plan Strip Plan – as of end January, 2018 WTI, Brent ($/Bbl) Henry Hub ($/Mcf) WTI, Brent ($/Bbl) Henry Hub ($/Mcf) 2018 $50, $53 $3 $63, $68 $2.90 2019 $50, $53 $3 $58, $64 $2.80 2020 $50, $54 $3 $55, $61 $2.80 2021-2023 Avg. $52, $56 $3.10 $53, $58 $2.90 Price Deck Assumptions And Defined Terms Term Definition Excess Cash Flow GAAP cash flow from operations plus planned portfolio proceeds less organic capital investments less dividends/distributions less capital lease payments Free Cash Flow GAAP cash flow from operations less capital investments less dividends/distributions Asset-level Free Cash Flow Before tax operating cash flow (not including corporate burden) less capital investments EBITDA GAAP earnings before interest, taxes, depreciation, depletion, and amortization ROACE Return on average capital employed. GAAP earnings before interest and taxes divided by (shareholders’ equity plus long-term debt plus long-term capital leases). Company Cash Margin (Revenues less lease operating expenses, production taxes, transport and gathering costs, marketing expenses, general and administrative, and interest) divided by total volumes.

www.nblenergy.com NYSE: NBL 33 Investor Relations Contacts Divestment – Adjusted Volumes (2017 and 2018) Brad Whitmarsh Megan Dolezal Lauren Brown 281.943.1670 281.943.1861 281.872.3208 brad.whitmarsh@nblenergy.com megan.dolezal@nblenergy.com lauren.brown@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com Volumes (MBoe/d) 2018 Midpoint Guidance – Reported Volumes Impact of Divestments – FY Avg. Pro-Forma 2018 2017 Actuals – Reported Volumes Impact of Divestments – FY Avg. Pro-Forma 2017 US Onshore 248 248 244 (40) 204 Marcellus – closed mid 2017 (34) Minerals – closed end 2017 (4) Other(1) (2) Gulf Of Mexico 8 (8) 0 26 (26) 0 Close mid-2018 (8) (26) Israel 38 (2) 36 46 (10) 36 Close 1Q 2018 (2) (10) EG – Including Equity Method 54 54 65 (2) 63 Unitization – closed mid 2017 (2) Total Company 348 (10) 338 381 (78) 303 (1) Other includes (3) MBoe/d for DJ Basin divestment, (2) MBoe/d for Permian non-core asset sale in January 2018 and +3 MBoe/d proforma for full-year Clayton Williams acquisition.

www.nblenergy.com | NYSE: NBL

2018 Full-Year Guidance

Full Year 2018 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	111	117	57	62	430	460	243	253
United States Gulf of Mexico[(1)]	5	7	1	1	5	10	7	9
Israel[(1)]	-	-	-	-	215	240	36	40
Equatorial Guinea	13	17	-	-	185	210	45	50
Equatorial Guinea - Equity method investment	1	2	5	5	-	-	6	7
Total Company	**133**	**139**	**64**	**68**	**865**	**890**	**343**	**353**

Capital & Cost Metrics		
Capital Expenditures[(2)] ($MM)		
Total Company Organic Capital	$2,700 - $2,900	
Cost Metrics	LOW	HIGH
Lease Operating Expense ($/BOE)	3.90	4.30
Gathering, Transportation & Processing ($/BOE)	3.25	3.60
Production Taxes (% Oil, Gas, NGL Revenues)	4.7	5.1
Marketing ($MM)	35	50
DD&A ($/BOE)	14.50	15.25
Exploration ($MM)	125	150
G&A ($MM)	400	430
Interest, net ($MM)	260	300
Other Guidance Items ($MM)		
Equity Investment Income	160	200
Midstream Services Revenue – Third Party	60	80
Non-Controlling Interest – NBLX Public Unitholders	100	125

(1) U.S. Gulf of Mexico and Tamar 7.5 interest (Israel) volumes divested are included in sales guidance through anticipated closing: GOM – mid 2Q, Tamar – late 1Q
(2) Capital expenditures guidance excludes NBLX-funded expenditures although consolidated into NBL financials.

noble energy | 34

www.nblenergy.com | NYSE: NBL

2018 First Quarter Guidance

First Quarter 2018 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	103	109	58	62	455	475	238	248
United States Gulf of Mexico(1)	17	21	1	2	18	23	22	26
Israel(1)	-	-	-	-	245	270	41	45
Equatorial Guinea	13	17	-	-	180	200	44	48
Equatorial Guinea - Equity method investment	1	2	5	5	-	-	6	7
Total Company	**137**	**144**	**64**	**68**	**925**	**950**	**358**	**368**

Capital & Cost Metrics		
Capital Expenditures(2) ($MM)		
Total Company Organic Capital	$750 - $850	
Cost Metrics	LOW	HIGH
Lease Operating Expense ($/BOE)	4.40	4.70
Gathering, Transportation & Processing ($/BOE)	3.20	3.50
Production Taxes (% Oil, Gas, NGL Revenues)	4.4	4.8
Marketing ($MM)	8	12
DD&A ($/BOE)	14.00	14.75
Exploration ($MM)	40	60
G&A ($MM)	100	110
Interest, net ($MM)	70	85
Other Guidance Items ($MM)		
Equity Investment Income	35	50
Midstream Services Revenue – Third Party	10	20
Non-Controlling Interest – NBLX Public Unitholders	25	35

(1) U.S. Gulf of Mexico and Tamar 7.5 interest (Israel) volumes divested are included in sales guidance through anticipated closing: GOM – mid 2Q, Tamar – late 1Q.
(2) Capital expenditures guidance excludes NBLX-funded expenditures although consolidated into NBL financials.

noble energy | 35